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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                      Date of Report - December 18, 1997
              Date of Earliest Event Reported - December 17, 1997


                             ROHN INDUSTRIES, INC.
            (Exact name of registrant as specified in its charter)

              DELAWARE               1-8009               36-3060977
       (State of Incorporation)    (Commission          (IRS Employer
                                    File Number)        Identification No.)

     6718 West Plank Road, Peoria, Illinois                 61604
     (Address of Principal Executive Office)             (Zip Code)

                                   (309) 697-4400
               (Registrant's Telephone Number, Including Area Code)

                             UNR Industries, Inc.
         (Former name or former address if changed since last report)

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ITEM 5. OTHER EVENTS.

     On December 17, 1997 at the annual meeting of stockholders of the Registrant, a proposal to change the name of the Registrant from UNR Industries, Inc. to ROHN Industries, Inc. was approved by a majority vote of the outstanding shares of Registrant. On December 17, 1997 an amended and restated Certificate of Incorporation was filed with the Delaware Secretary of State changing the name of the Registrant from UNR Industries, Inc. to ROHN Industries, Inc., modernizing and simplifying the language of Article III concerning corporate purposes and eliminating obsolete provisions concerning expired warrants to purchase common stock, a copy of which is attached as
Exhibit 3.5

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 3.5         Amended and Restated Certificate of Incorporation.


                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       ROHN Industries, Inc.




Date:  December 18, 1997               By  /s/ Timothy W. Kirk
                                           _______________________________
                                           Timothy W. Kirk, Vice President,
                                           Secretary and General Counsel